UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2013

Cole Corporate Income Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54940	27-2431980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 29, 2013, Cole Real Estate Investments, as the sponsor of Cole Corporate Income Trust, Inc. (“we,” “us” or the “Company”), issued a press release regarding recent property acquisitions made by the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 8.01	Other Events

Two wholly-owned subsidiaries of Cole Corporate Income Operating Partnership, LP (“CCI OP”), the operating partnership of the Company, completed the acquisition of two properties, as follows:

Evonik – Parsippany, NJ – On April 23, 2013, Cole OF Parsippany (Jefferson) NJ, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of CCI OP, purchased from 299 Jefferson Road, LLC, which is not affiliated with the Company, its advisor or affiliates, an approximately 150,500 square foot single-tenant office building leased to Evonik Degussa Corporation located in Parsippany, New Jersey (the “Evonik Property”) for a gross purchase price of $32.4 million, exclusive of closing costs. The Evonik Property was constructed in 1985 and was significantly renovated in 2011.

Sanofi–Aventis – Bridgewater, NJ – On April 26, 2013, Cole OF Bridgewater NJ, LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCI OP, purchased from 55 Corporate Unit IV LLC, which is not affiliated with the Company, its advisor or affiliates, an approximately 205,439 square foot single-tenant office building leased to Sanofi US Services Inc. located in Bridgewater, New Jersey (the “Sanofi Property”) for a purchase price of $72.3 million, exclusive of closing costs. The Sanofi Property was constructed in 2011.

The respective purchases of the Sanofi Property and the Evonik Property were funded with proceeds from the Company’s ongoing public offering of common stock and available debt proceeds from its credit facility. In connection with the acquisitions, the Company paid an affiliate of Cole Corporate Income Advisors, LLC, the Company’s advisor, acquisition fees of approximately $2.1 million.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1   Press release dated April 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2013	COLE CORPORATE INCOME TRUST, INC.

	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Vice President of Accounting Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 29, 2013

4